Annual Report

                    SPECTRUM
                    FUNDS
                    DECEMBER 31, 2002

     [LOGO OF T. ROWE PRICE](R)

     T. ROWE PRICE(R)

REPORT HIGHLIGHTS
================================================================================

SPECTRUM FUNDS

o Despite a strong fourth-quarter rally, U.S. stocks fell for the third straight year. Most foreign stocks followed suit. High-quality bonds again out-performed stocks.

o Spectrum Growth Fund and its bench-marks recorded double-digit negatives for both the six months and the year, with the fund outperforming its benchmarks for the year but not for the second half.

o Spectrum Income Fund provided solid returns for the 6- and 12-month periods. Holdings of lower-quality bonds and income stocks hurt results versus the Lehman Brothers U.S. Aggregate Index.

o Spectrum International Fund's returns were negative for the 6- and 12-month periods; comparisons to its benchmarks were mixed.

o The bear market in stocks may be behind us but uncertainties remain, underscoring the prudence of a highly diversified investment approach.

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

FELLOW SHAREHOLDERS

In a year most investors would like to forget, stocks worldwide suffered a third straight year of losses despite a strong rally in the fourth quarter. After getting off to an encouraging start in 2002, U.S. stocks fell in the second and third quarters, reaching new lows on October 9 as investors lost confidence. International stocks suffered more than U.S. stocks in the third quarter but fell less for the year. High-quality bonds continued to provide solid returns as investors sought refuge from stocks.

MARKET ENVIRONMENT

         The economy struggled during the year, unable to gather momentum after its strong first-quarter performance. GDP growth was lackluster over the summer but revived in the fall. The Federal Reserve, which had been in a holding pattern all year, cut the federal funds target rate from 1.75% to 1.25% in November citing numerous uncertainties, including possible war with Iraq, that were restraining spending, production, and employment.

         Concerns arising from the sluggish economy and mixed corporate earnings forecasts were exacerbated by a seeming flood of news concerning corporate malfeasance and accounting irregularities. After the October 9 low, however, bargain hunters moved in, and the rally broadened as investors took heart from some favorable corporate earnings reports and the Fed's action. Beaten down tech and telecom stocks led the rally but still ended the year significantly lower than at the beginning.

GLOBAL EQUITY RETURNS
================================================================================

Periods Ended 12/31/02        6 Months     12 Months
====================================================
S&P 500 Stock Index            -10.30%       -22.10%
----------------------------------------------------
Russell 2000 Index             -16.56        -20.48
----------------------------------------------------
MSCI EAFE Index                -14.48        -15.66
----------------------------------------------------
MSCI Emerging
Markets Free Index              -7.90         -6.00
----------------------------------------------------

         Stocks also rallied overseas in the final quarter, with a weak dollar boosting results for U.S. investors.

         As the chart shows, there were virtually no places for equity investors to hide last year. Small-cap and value stocks, which had provided some refuge in 2001, were swept along in the rout.

         The fixed-income markets were a different story. High-quality bonds were strong worldwide for the year, but investors generally shied away from noninvestment-grade issues (rated below BBB). Foreign bonds, aided by a weak dollar and the appeal of higher yields, outperformed those in the U.S. with a gain of 22.09% (J.P. Morgan Non-U.S. Dollar Government Bond Index) versus 10.26% for the Lehman Brothers U.S. Aggregate Index. In a departure from the general preference for safer investments, emerging market bonds overcame first-half weakness to close up 13.11% (J.P. Morgan Emerging Markets Bond Index).

INTEREST RATE LEVELS
================================================================================

[CHART OF INTEREST RATE LEVELS]

                10-YEAR           5-YEAR            90-DAY
             TREASURY NOTE     TREASURY NOTE     TREASURY BILL
12/31/2001        5.05             4.30              1.72
 1/31/2002        5.03             4.37              1.75
 2/28/2002        4.88             4.19              1.75
 3/31/2002        5.40             4.84              1.78
 4/30/2002        5.09             4.41              1.76
 5/31/2002        5.04             4.35              1.72
 6/30/2002        4.80             4.03              1.68
 7/31/2002        4.46             3.45              1.69
 8/31/2002        4.14             3.22              1.67
 9/30/2002        3.59             2.56              1.55
10/31/2002        3.89             2.73              1.45
11/30/2002        4.21             3.27              1.21
12/31/2002        3.81             2.73              1.19

[END CHART]

         Contributing to the strong bond returns, U.S. interest rates fell on balance during the year, as shown in the chart. The 10-year Treasury's yield dropped below 4% during the second half; the five-year note fell below 3%; and money market yields flirted with the 1% level - well below the inflation rate.

SPECTRUM GROWTH FUND

PERFORMANCE COMPARISON
================================================================================

Periods Ended 12/31/02        6 Months    12 Months
===================================================
Spectrum Growth Fund           -11.32%      -19.83%
---------------------------------------------------
Lipper Multi-Cap Core
Funds Index                    -10.50       -21.74
---------------------------------------------------
S&P 500 Stock Index            -10.30       -22.10
---------------------------------------------------

         Reflecting the deepening bear market for much of 2002, your fund's returns were in the negative column for both the 6- and 12-month periods, as shown in the table. Results for the second half of the year modestly lagged the fund's benchmarks, due in part to our holdings of small-cap and foreign stocks, which underperformed in the third quarter. For the entire year, the fund held up better than its benchmarks, aided by sizable exposure to U.S. large-cap stocks, which led the fall rally. Other positives included foreign stocks, which did better than U.S. stocks for the year as a whole, and the relatively resilient performance of our 8% allocation to the Mid-Cap Value Fund.

         Our asset allocation changes were minimal during the second half, consistent with our management style of making only gradual changes. None of the asset categories shown in the Security Diversification chart was more than a percentage point higher or lower than on June
         30. We moved toward a more neutral weighting between large-cap value and large-cap growth as value stocks had performed strongly relative to growth during the market's downturn. Additionally, given the currently stimulative fiscal and monetary environment, growth stocks should benefit from an eventual pickup in the economy. As shown in the chart, large-cap stocks composed 44% of total net assets at year-end, with growth stocks represented by the Growth Stock and Blue Chip Growth Funds and value- and income-oriented stocks by the Equity Income and Growth & Income Funds. Large-caps in the natural resources area were represented by the New Era Fund.

SECURITY DIVERSIFICATION
================================================================================

SPECTRUM GROWTH FUND

[PIE CHART OF SECURITY DIVERSIFICATION]

Large-Cap Stocks            44%
Mid-Cap Stocks              17%
Small-Cap Stocks            10%
Other and Reserves           2%
Foreign Stocks              27%

[END PIE CHART]

         Based on net assets as of 12/31/02.

         In late spring, following a period of strong relative performance by small-cap stocks, we reduced our small-cap exposure by paring our investment in the New Horizons Fund, which invests in both small- and mid-cap growth stocks. Holdings of international equities, represented mainly by the International Stock Fund, remained significant (27% of net assets at year-end). Stock valuations in Europe are relatively cheap compared with those in the U.S., and, despite the modest growth outlook there, we believe companies can improve their earnings through continued cost-cutting and better capital management.

SPECTRUM INCOME FUND

PERFORMANCE COMPARISON
================================================================================

Periods Ended 12/31/02       6 Months     12 Months
===================================================
Spectrum Income Fund            3.89%          6.86%
---------------------------------------------------
Lipper General Bond
Funds Average                   4.41           6.26
---------------------------------------------------
Lehman Brothers U.S.
Aggregate Index                 6.23          10.26
---------------------------------------------------

         The fund provided solid returns in 2002, as shown in the table. Results lagged the fund's Lipper peer group average for the past six months by approximately half of a percentage point but exceeded it for the year by a bout the same margin. With the strongest performance among fixed-income securities concentrated in Treasuries and other high-quality bonds, Spectrum Income's significant exposure to lower-quality (high-yield) bonds hurt its returns versus the Lehman Brothers U.S. Aggregate Index for both the 6- and 12-month periods. In a bad year for virtually all stocks, the fund's investment in conservative income-oriented stocks also penalized results.

SECURITY DIVERSIFICATION
================================================================================

SPECTRUM INCOME FUND

[PIE CHART OF SECURITY DIVERSIFICATION]

Money Market                   7%
High-Grade Bonds              42%
High-Yield Bonds              20%
Non-U.S. Dollar Bonds         17%
Equities                      14%

[END PIE CHART]

         Based on net assets as of 12/31/02.

         Following a period when Treasury yields fell to record lows, we believe relative valuations favor securities that are more sensitive to an improving economy and those that may not be as negatively affected by possible increases in interest rates. In contrast to the past year, we expect a well-diversified fixed-income portfolio that includes securities with low correlations to investment-grade bonds to fare better than one focused primarily on such interest-sensitive bonds.

         Accordingly, we generally overweighted more economically sensitive sectors in recent months while reducing exposure to the interest rate-sensitive sectors, such as long-term Treasury bonds. We trimmed our allocation in the U.S. Treasury Long-Term Fund from 5% to 4% and increased holdings in the Equity Income Fund (stocks) and High Yield Fund (lower-quality bonds). The fund's overweighting in non-U.S. dollar bonds was beneficial throughout the year as the dollar weakened against foreign currencies, boosting returns for U.S. investors. In fact, foreign bonds were one of the brightest spots on the investment scene in 2002, with the International Bond Fund returning 21.80% and Emerging Markets Bond 9.52%.

SPECTRUM INTERNATIONAL FUND

PERFORMANCE COMPARISON
================================================================================

Periods Ended 12/31/02                6 Months       12 Months
==============================================================
Spectrum International Fund            -13.95%          -16.61%
--------------------------------------------------------------
Lipper International
Funds Index                            -14.27           -13.83
--------------------------------------------------------------
Combined Index Benchmark*              -12.21           -12.26
--------------------------------------------------------------

* 90% MSCI EAFE Index/10% J.P. Morgan Non-U.S. Dollar
  Government Bond Index.

         The fund suffered along with the steep decline in U.S. and European stocks, providing negative returns for both the 6- and 12-month periods. The loss for the second half of the year was marginally better than for the Lipper peer group index but more severe than for the fund's combined index benchmark. For the year, results trailed both benchmarks. Relative performance was hurt by the fund's dominant exposure to European stocks (70% of net assets), which recorded the worst declines among foreign stocks.

GEOGRAPHIC DIVERSIFICATION
================================================================================
SPECTRUM INTERNATIONAL FUND

[PIE CHART OF GEOGRAPHIC DIVERSIFICATION]

Europe                   70%
Japan                    13%
Far East                 10%
Others and Reserves       4%
Latin America             3%

[END PIE CHART]

         Based on net assets as of 12/31/02.

         Changes to the fund's allocations were minor during the second half. In October, we reduced the fund's allocation to European stocks by one-half of one percentage point and increased holdings in the Emerging Europe & Mediterranean Fund by a like amount. In a year when higher-risk investments generally suffered even more than the average, emerging market stocks had surprising periods of strength, especially in the fourth quarter. The Emerging Europe & Mediterranean Fund bucked the trend altogether to provide a modest positive return for

         2002. In view of continuing fallout from problems in Argentina, we did not reinstate the fund's investment in the Latin America Fund but have a small (3%) exposure to those stocks through other funds.

OUTLOOK

         The investment environment here and abroad should show signs of improvement in 2003. The conditions are in place for an economic upturn, with low interest rates plus the Bush administration's stimulative fiscal policy likely to encourage higher business and consumer spending. Last year's crisis in investor confidence is fading slowly, and investors who parked money in low-yielding money funds and similar investments may begin moving back to less conservative investments.

         As always, investors face many uncertainties, including the inability to know exactly which type of investment will perform best at which time. We believe the broad diversification offered by the three Spectrum Funds can help reduce short-term volatility while providing reasonable long-term appreciation.

         Respectfully submitted,

         /s/ EDMUND M. NOTZON

         Edmund M. Notzon III
         President of the Spectrum Funds and
         chairman of the Investment Advisory Committee

         January 17, 2003

         The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds' investment program.

T. ROWE PRICE SPECTRUM FUNDS
================================================================================

PORTFOLIO HIGHLIGHTS
================================================================================

TEN LARGEST HOLDINGS

                                                                                   Percent of
(Of the combined underlying funds at 12/31/02)                                     Net Assets
                                                                                     12/31/02
SPECTRUM GROWTH FUND
=============================================================================================

Vodafone                                                                                  1.1%
---------------------------------------------------------------------------------------------
Citigroup                                                                                 1.1
---------------------------------------------------------------------------------------------
GlaxoSmithKline                                                                           1.1
---------------------------------------------------------------------------------------------
Pfizer                                                                                    0.9
---------------------------------------------------------------------------------------------
Freddie Mac                                                                               0.9
=============================================================================================

Microsoft                                                                                 0.8
---------------------------------------------------------------------------------------------
Reed Elsevier                                                                             0.8
---------------------------------------------------------------------------------------------
TotalFinaElf                                                                              0.8
---------------------------------------------------------------------------------------------
First Data                                                                                0.7
---------------------------------------------------------------------------------------------
Affiliated Computer Services                                                              0.7
=============================================================================================

Total                                                                                     8.9%

TEN LARGEST HOLDINGS

                                                                                   Percent of
(Of the combined underlying funds at 12/31/02)                                     Net Assets
                                                                                     12/31/02
SPECTRUM INTERNATIONAL FUND
=============================================================================================
GlaxoSmithKline                                                                           3.1%
---------------------------------------------------------------------------------------------
TotalFinaElf                                                                              2.8
---------------------------------------------------------------------------------------------
Royal Bank of Scotland                                                                    2.6
---------------------------------------------------------------------------------------------
Shell Transport & Trading/Royal Dutch Petroleum                                           2.4
---------------------------------------------------------------------------------------------
Reed Elsevier                                                                             2.3
=============================================================================================

Vodafone                                                                                  2.1
---------------------------------------------------------------------------------------------
Nestle                                                                                    1.8
---------------------------------------------------------------------------------------------
Sanofi-Synthelabo                                                                         1.5
---------------------------------------------------------------------------------------------
Samsung Electronics                                                                       1.4
---------------------------------------------------------------------------------------------
Nokia                                                                                     1.3
=============================================================================================

Total                                                                                    21.3%

     Note: Tables exclude investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE SPECTRUM FUNDS
===============================================================================

PORTFOLIO HIGHLIGHTS
===============================================================================

KEY STATISTICS

                                                                    6/30/02    12/31/02
SPECTRUM INCOME FUND
=======================================================================================
Price Per Share                                                      $10.62      $10.76
---------------------------------------------------------------------------------------

Dividends Per Share
---------------------------------------------------------------------------------------
      For 6 months                                                     0.28        0.27
      ---------------------------------------------------------------------------------
      For 12 months                                                    0.58        0.55
      ---------------------------------------------------------------------------------

30-Day Standardized Yield to Maturity                                  5.22%       4.76%
---------------------------------------------------------------------------------------

Weighted Average Maturity (years)*                                      7.9         6.8
---------------------------------------------------------------------------------------

Weighted Average Effective Duration (years)*                            5.0         4.1
---------------------------------------------------------------------------------------

Weighted Average Quality **                                              A+          A+
---------------------------------------------------------------------------------------

     *    Excludes Equity Income Fund.

     **   Based on T. Rowe Price research; excludes Equity Income Fund.

T. ROWE PRICE SPECTRUM FUNDS
===============================================================================

PORTFOLIO HIGHLIGHTS
===============================================================================

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

                                   Minimum-    Target at    Target at
                                    Maximum      6/30/02     12/31/02
SPECTRUM GROWTH FUND
=====================================================================
Growth Stock                          5-20%          9.0%        10.0%
---------------------------------------------------------------------
Blue Chip Growth                      5-20           9.0          9.5
---------------------------------------------------------------------
Equity Income                     7.5-22.5          14.5         13.5
---------------------------------------------------------------------
Growth & Income                   7.5-22.5          13.5         13.0
---------------------------------------------------------------------
New Era                               0-15           2.5          2.5
---------------------------------------------------------------------
International Stock                  10-25          23.5         23.5
---------------------------------------------------------------------
New Horizons                         10-25          20.0         20.0
---------------------------------------------------------------------
Summit Cash Reserves                  0-25           0.0          0.0
---------------------------------------------------------------------
Mid-Cap Value                         0-15           8.0          8.0
---------------------------------------------------------------------

SPECTRUM INCOME FUND
=====================================================================

New Income                           15-30          25.5         25.5
---------------------------------------------------------------------
High Yield                           10-25          22.5         23.0
---------------------------------------------------------------------
International Bond                    5-20          18.0         18.0
---------------------------------------------------------------------
Equity Income                        10-25          13.0         13.5
---------------------------------------------------------------------
GNMA                                  5-20          12.5         12.5
---------------------------------------------------------------------
U.S. Treasury Long-Term               0-15           5.0          4.0
---------------------------------------------------------------------
Emerging Markets Bond                 0-10           3.5          3.5
---------------------------------------------------------------------
Short-Term Bond                       0-15           0.0          0.0
---------------------------------------------------------------------
Summit Cash Reserves                  0-25           0.0          0.0
---------------------------------------------------------------------

SPECTRUM INTERNATIONAL FUND
=====================================================================
International Stock                  35-65          47.5         47.5
---------------------------------------------------------------------
European Stock                        0-30          29.5         29.0
---------------------------------------------------------------------
Emerging Markets Stock                0-20           6.3          6.3
---------------------------------------------------------------------
Japan                                 0-30           5.0          5.0
---------------------------------------------------------------------
New Asia                              0-20           4.2          4.2
---------------------------------------------------------------------
International Discovery               0-20           4.0          4.0
---------------------------------------------------------------------
Emerging Markets Bond                 0-15           2.0          2.0
---------------------------------------------------------------------
Emerging Europe & Mediterranean       0-15           1.5          2.0
---------------------------------------------------------------------
Latin America                         0-15           0.0          0.0
---------------------------------------------------------------------
Summit Cash Reserves                  0-25           0.0          0.0
---------------------------------------------------------------------

T. ROWE PRICE SPECTRUM FUNDS
================================================================================

PERFORMANCE COMPARISON
================================================================================

         These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

SPECTRUM GROWTH FUND
================================================================================

[CHART OF SPECTRUM GROWTH FUND]

                (BLK SOLID LINE)      (BLK DASHED LINE)
  AS OF          S&P 500 STOCK         LIPPER MULTI-CAP         SPECTRUM
12/31/02             INDEX             CORE FUNDS INDEX        GROWTH FUND
12/31/1992         $   10,000             $   10,000           $   10,000
12/31/1993         $   11,008             $   11,234           $   12,098
12/31/1994         $   11,153             $   11,130           $   12,267
12/31/1995         $   15,345             $   14,715           $   15,943
12/31/1996         $   18,868             $   17,727           $   19,216
12/31/1997         $   25,163             $   22,385           $   22,559
12/31/1998         $   32,354             $   26,569           $   25,632
12/31/1999         $   39,162             $   32,087           $   31,066
12/31/2000         $   35,595             $   31,016           $   31,033
12/31/2001         $   31,364             $   27,678           $   28,664
12/31/2002         $   24,432             $   21,661           $   22,980

[END CHART]

SPECTRUM INCOME FUND
================================================================================

[CHART OF SPECTRUM INCOME FUND]

               (BLK DASHED LINE)                             (BLK SOLID LINE)
                    LIPPER             (SOLID BLUE LINE)      LEHMAN BROTHERS
  AS OF          GENERAL BOND              SPECTRUM           U.S. AGGREGATE
 12/31/02        FUNDS AVERAGE            INCOME FUND              INDEX
12/31/1992        $   10,000              $   10,000            $   10,000
12/31/1993        $   11,242              $   11,236            $   10,975
12/31/1994        $   10,858              $   11,019            $   10,655
12/31/1995        $   12,803              $   13,158            $   12,623
12/31/1996        $   13,541              $   14,163            $   13,082
12/31/1997        $   14,870              $   15,889            $   14,345
12/31/1998        $   15,919              $   16,933            $   15,591
12/31/1999        $   15,959              $   16,977            $   15,462
12/31/2000        $   16,985              $   18,234            $   17,260
12/31/2001        $   17,868              $   19,071            $   18,718
12/31/2002        $   19,184              $   20,380            $   20,637

[END CHART]

T. ROWE PRICE SPECTRUM FUNDS
===============================================================================

PERFORMANCE COMPARISON
===============================================================================

SPECTRUM INTERNATIONAL FUND
===============================================================================

[CHART OF SPECTRUM INTERNATIONAL FUND]

                (BLK SOLID LINE)        (BLK DASHED LINE)
  AS OF             COMBINED           LIPPER INTERNATIONAL         SPECTRUM
 12/31/02       INDEX BENCHMARK*           FUNDS INDEX          INTERNATIONAL FUND
12/31/1996        $   10,000               $   10,000              $   10,000
12/31/1997        $   10,157               $   10,725              $   10,242
12/31/1998        $   12,229               $   12,083              $   11,499
12/31/1999        $   15,114               $   16,654              $   16,041
12/31/2000        $   13,175               $   14,203              $   13,681
12/31/2001        $   10,610               $   11,457              $   10,985
12/31/2002        $    9,309               $    9,873              $    9,160

[END CHART]

         * 90% MSCI EAFE Index/10% J.P. Morgan Non-U.S. Dollar Government Bond Index

AVERAGE ANNUAL COMPOUND TOTAL RETURN
================================================================================

         This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                                    Since      Inception
Periods Ended 12/31/02                      1 Year    5 Years     10 Years      Inception           Date
========================================================================================================
Spectrum Growth Fund                       -19.83%      0.37%        8.68%            --              --
--------------------------------------------------------------------------------------------------------
Spectrum Income Fund                         6.86       5.10         7.38             --              --
--------------------------------------------------------------------------------------------------------
Spectrum International Fund                -16.61      -2.21           --          -1.45%       12/31/96
--------------------------------------------------------------------------------------------------------

         Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE SPECTRUM GROWTH FUND
===============================================================================

FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
===============================================================================

                                                     Year
                                                    Ended
                                                 12/31/02          12/31/01         12/31/00        12/31/99         12/31/98
NET ASSET VALUE
Beginning of period                            $    14.07        $    15.72       $    17.71       $   16.45        $   15.93
                                               ------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)                       0.09              0.16             0.13            0.15             0.19
  Net realized and
  unrealized gain (loss)                            (2.88)            (1.37)           (0.15)           3.19             1.88
                                               ------------------------------------------------------------------------------
  Total from
  investment activities                             (2.79)            (1.21)           (0.02)           3.34             2.07
                                               ------------------------------------------------------------------------------
Distributions
  Net investment income                             (0.08)            (0.16)           (0.12)          (0.17)           (0.18)
  Net realized gain                                 (0.07)            (0.28)           (1.85)          (1.91)           (1.37)
                                               ------------------------------------------------------------------------------
  Total distributions                               (0.15)            (0.44)           (1.97)          (2.08)           (1.55)
                                               ------------------------------------------------------------------------------

NET ASSET VALUE
END OF PERIOD                                  $    11.13        $    14.07       $    15.72       $   17.71        $   16.45
                                               ==============================================================================

RATIOS/SUPPLEMENTAL DATA

TOTAL RETURN^                                      (19.83)%           (7.63)%          (0.11)%         21.20%           13.62%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                                   0.00%*            0.00%            0.00%           0.00%            0.00%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                                           0.68%             1.05%            0.70%           0.85%            1.09%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               3.9%              6.1%            11.6%           20.3%            17.9%
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in millions)                                  $    1,739        $    2,373       $    2,889       $   3,031        $   2,768
-----------------------------------------------------------------------------------------------------------------------------

    ^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
    * See Note 4. The annualized weighted average expense ratio of the underlying funds was 0.88% for the year ended December 31, 2002.

    The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND
================================================================================

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
================================================================================

                                                     Year
                                                    Ended
                                                 12/31/02        12/31/01        12/31/00        12/31/99        12/31/98
NET ASSET VALUE
Beginning of period                            $    10.60      $    10.77      $    10.71      $    11.50      $    11.66
                                               --------------------------------------------------------------------------
Investment activities
  Net investment income (loss)                       0.55            0.63            0.62            0.67            0.72
  Net realized and
  unrealized gain (loss)                             0.16           (0.15)           0.14           (0.64)           0.02
                                               --------------------------------------------------------------------------
  Total from
  investment activities                              0.71            0.48            0.76            0.03            0.74
                                               --------------------------------------------------------------------------
Distributions
  Net investment income                             (0.55)          (0.55)          (0.70)          (0.69)          (0.72)
  Net realized gain                                    --           (0.02)             --           (0.13)          (0.18)
  Tax return of capital                                --           (0.08)             --              --              --
                                               --------------------------------------------------------------------------
  Total distributions                               (0.55)          (0.65)          (0.70)          (0.82)          (0.90)
                                               --------------------------------------------------------------------------

NET ASSET VALUE
END OF PERIOD                                  $    10.76      $    10.60      $    10.77      $    10.71      $    11.50
                                               ==========================================================================

RATIOS/SUPPLEMENTAL DATA

TOTAL RETURN^                                        6.86%           4.59%           7.40%           0.26%           6.57%
-------------------------------------------------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                                   0.00%*          0.00%           0.00%           0.00%           0.00%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                                           5.17%           5.91%           6.03%           5.95%           6.22%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              14.1%           22.7%           19.3%           18.6%           12.8%
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in millions)                                  $    2,713      $    2,465      $    2,471      $    2,548      $    2,574
-------------------------------------------------------------------------------------------------------------------------

    ^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
    * See Note 4. The annualized weighted average expense ratio of the underlying funds was 0.80% for the year ended December 31, 2002.

    The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND
================================================================================

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
================================================================================

                                                     Year
                                                    Ended
                                                 12/31/02        12/31/01        12/31/00         12/31/99        12/31/98
NET ASSET VALUE
Beginning of period                            $     7.76      $    10.08      $    13.53      $     10.56      $     9.74
                                               ---------------------------------------------------------------------------
Investment activities
  Net investment income (loss)                       0.07            0.18            0.12             0.12            0.21
  Net realized and
  unrealized gain (loss)                            (1.36)          (2.17)          (2.10)            3.95            0.97
                                               ---------------------------------------------------------------------------
  Total from
  investment activities                             (1.29)          (1.99)          (1.98)            4.07            1.18
                                               ---------------------------------------------------------------------------
Distributions
  Net investment income                             (0.07)          (0.18)          (0.12)           (0.13)          (0.21)
  Net realized gain                                    --           (0.15)          (1.35)           (0.97)          (0.15)
                                               ---------------------------------------------------------------------------
  Total distributions                               (0.07)          (0.33)          (1.47)           (1.10)          (0.36)
                                               ---------------------------------------------------------------------------

NET ASSET VALUE
END OF PERIOD                                  $     6.40      $     7.76      $    10.08      $     13.53      $    10.56
                                               ===========================================================================

RATIOS/SUPPLEMENTAL DATA

TOTAL RETURN^                                      (16.61)%        (19.71)%        (14.71)%          39.49%          12.28%
--------------------------------------------------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                                   0.00%*          0.00%           0.00%            0.00%           0.00%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                                           1.01%           2.06%           0.94%            1.14%           1.94%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              94.4%           30.6%           42.5%            20.1%           31.7%
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $   52,652      $   64,153      $   81,843      $    82,846       $  54,752
--------------------------------------------------------------------------------------------------------------------------

    ^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
    * See Note 4. The annualized weighted average expense ratio of the underlying funds was 1.12% for the year ended December 31, 2002.

    The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND
================================================================================
                                                               December 31, 2002

                                                   PERCENT OF
STATEMENT OF NET ASSETS                            NET ASSETS              SHARES              VALUE
====================================================================================================
                                                                                        In thousands
T. Rowe Price International Stock Fund                  23.6%          46,139,512    $       409,719
----------------------------------------------------------------------------------------------------
T. Rowe Price New Horizons Fund *                       20.0           20,965,688            348,240
----------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income Fund                        13.6           11,935,836            236,210
----------------------------------------------------------------------------------------------------
T. Rowe Price Growth & Income Fund                      12.9           13,096,864            224,087
----------------------------------------------------------------------------------------------------
T. Rowe Price Growth Stock Fund                         10.0            9,367,895            174,056
----------------------------------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth Fund *                    9.2            7,257,046            159,292
----------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Value Fund                         8.2            9,484,466            142,267
----------------------------------------------------------------------------------------------------
T. Rowe Price New Era Fund                               2.5            2,183,099             45,037
----------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
100.0% of Net Assets (Cost $1,958,522)                                               $     1,738,908

Other Assets Less Liabilities                                                                     11
                                                                                     ---------------

NET ASSETS                                                                           $     1,738,919
                                                                                     ===============

NET ASSETS CONSIST OF:

Undistributed net investment income (loss)                                           $         1,310

Undistributed net realized gain (loss)                                                       (54,640)

Net unrealized gain (loss)                                                                  (219,614)

Paid-in-capital applicable to 156,305,952 shares of $0.01
par value capital stock outstanding; 1,000,000,000 shares of
the Corporation authorized                                                                 2,011,863
                                                                                     ---------------

NET ASSETS                                                                           $     1,738,919
                                                                                     ===============

NET ASSET VALUE PER SHARE                                                            $         11.13
                                                                                     ===============

    * Non-income producing

    The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND
===============================================================================
                                                              December 31, 2002

                                                   PERCENT OF
STATEMENT OF NET ASSETS                            NET ASSETS              SHARES              VALUE
====================================================================================================
                                                                                        In thousands
T. Rowe Price New Income Fund                           25.3%          77,156,616    $       685,922
----------------------------------------------------------------------------------------------------
T. Rowe Price High Yield Fund                           22.8           98,780,813            619,356
----------------------------------------------------------------------------------------------------
T. Rowe Price International Bond Fund                   18.4           53,814,240            499,934
----------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income Fund                        13.3           18,170,912            359,602
----------------------------------------------------------------------------------------------------
T. Rowe Price GNMA Fund                                 12.3           33,890,763            335,180
----------------------------------------------------------------------------------------------------
T. Rowe Price U.S. Treasury Long-Term Fund               4.3            9,400,544            115,439
----------------------------------------------------------------------------------------------------
T. Rowe Price Emerging Markets Bond Fund                 3.5            9,198,952             95,761
----------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
99.9% of Net Assets (Cost $2,775,835)                                                $     2,711,194

Other Assets Less Liabilities                                                                  1,568
                                                                                     ---------------

NET ASSETS                                                                           $     2,712,762
                                                                                     ===============
NET ASSETS CONSIST OF:

Undistributed net investment income (loss)                                           $       (11,365)

Undistributed net realized gain (loss)                                                        (1,803)

Net unrealized gain (loss)                                                                   (64,641)

Paid-in-capital applicable to 252,051,645 shares of $0.01
par value capital stock outstanding; 1,000,000,000 shares of
the Corporation authorized                                                                 2,790,571
                                                                                     ---------------

NET ASSETS                                                                           $     2,712,762
                                                                                     ===============

NET ASSET VALUE PER SHARE                                                            $         10.76
                                                                                     ===============

    The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND
===============================================================================
                                                              December 31, 2002

                                                   PERCENT OF
STATEMENT OF NET ASSETS                            NET ASSETS             SHARES              VALUE
===================================================================================================
                                                                                       In thousands
T. Rowe Price International Stock Fund                  47.7%          2,825,763    $        25,093
---------------------------------------------------------------------------------------------------
T. Rowe Price European Stock Fund                       28.9           1,180,055             15,199
---------------------------------------------------------------------------------------------------
T. Rowe Price Emerging Markets Stock Fund                6.1             312,608              3,195
---------------------------------------------------------------------------------------------------
T. Rowe Price Japan Fund *                               5.1             542,957              2,720
---------------------------------------------------------------------------------------------------
T. Rowe Price New Asia Fund                              4.0             381,920              2,135
---------------------------------------------------------------------------------------------------
T. Rowe Price International Discovery Fund *             3.9             127,208              2,043
---------------------------------------------------------------------------------------------------
T. Rowe Price Emerging Markets Bond Fund                 2.2             110,096              1,146
---------------------------------------------------------------------------------------------------
T. Rowe Price Emerging Europe
    & Mediterranean Fund*                                2.1             154,794              1,121
---------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
100.0% of Net Assets (Cost $85,953)                                                 $        52,652

Other Assets Less Liabilities                                                                    --
                                                                                    ---------------

NET ASSETS                                                                          $        52,652
                                                                                    ===============
NET ASSETS CONSIST OF:

Undistributed net investment income (loss)                                          $            32

Undistributed net realized gain (loss)                                                       (3,410)

Net unrealized gain (loss)                                                                  (33,301)

Paid-in-capital applicable to 8,222,487 shares of $0.01
par value capital stock outstanding; 1,000,000,000 shares of
the Corporation authorized                                                                   89,331
                                                                                    ---------------

NET ASSETS                                                                          $        52,652
                                                                                    ===============

NET ASSET VALUE PER SHARE                                                           $          6.40
                                                                                    ===============

    * Non-income producing

    The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM FUNDS
===============================================================================

STATEMENT OF OPERATIONS
===============================================================================
In thousands

                                                         GROWTH             INCOME     INTERNATIONAL
                                                           FUND               FUND              FUND

                                                           Year               Year              Year
                                                          Ended              Ended             Ended
                                                       12/31/02           12/31/02          12/31/02
INVESTMENT INCOME
  Income distributions from
  underlying funds                                $      13,695      $     134,384     $         594
                                                  --------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
  Sale of underlying funds                              (62,397)           (10,059)           (2,044)
  Capital gain distributions
  from underlying funds                                   8,255              8,608                26
                                                  --------------------------------------------------
  Net realized gain (loss)                              (54,142)            (1,451)           (2,018)
Change in net unrealized gain or loss                  (416,799)            43,007            (8,407)
                                                  --------------------------------------------------
Net realized and unrealized gain (loss)                (470,941)            41,556           (10,425)
                                                  --------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $    (457,246)        $  175,940      $     (9,831)
                                                  ==================================================

    The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND
===============================================================================

STATEMENT OF CHANGES IN NET ASSETS
===============================================================================
In thousands

                                                                                 Year
                                                                                Ended
                                                                             12/31/02           12/31/01
  INCREASE (DECREASE) IN NET ASSETS
  Operations
    Net investment income                                               $      13,695      $      26,018
    Net realized gain (loss)                                                  (54,142)            39,509
    Change in net unrealized gain or loss                                    (416,799)          (283,699)
                                                                        --------------------------------
    Increase (decrease) in net assets from operations                        (457,246)          (218,172)
                                                                        --------------------------------
  Distributions to shareholders
    Net investment income                                                     (12,385)           (26,289)
    Net realized gain                                                         (10,837)           (45,971)
                                                                        --------------------------------
    Decrease in net assets from distributions                                 (23,222)           (72,260)
                                                                        --------------------------------
  Capital share transactions *
    Shares sold                                                               219,126            258,950
    Distributions reinvested                                                   22,708             70,750
    Shares redeemed                                                          (395,484)          (554,937)
                                                                        --------------------------------
    Increase (decrease) in net assets from capital
    share transactions                                                       (153,650)          (225,237)
                                                                        --------------------------------
  NET ASSETS
  Increase (decrease) during period                                          (634,118)          (515,669)
  Beginning of period                                                       2,373,037          2,888,706
                                                                        --------------------------------
  END OF PERIOD                                                         $   1,738,919      $   2,373,037
                                                                        ================================
*Share information
    Shares sold                                                                17,322             17,934
    Distributions reinvested                                                    2,040              5,141
    Shares redeemed                                                           (31,754)           (38,102)
                                                                        --------------------------------
    Increase (decrease) in shares outstanding                                 (12,392)           (15,027)

    The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND
===============================================================================

STATEMENT OF CHANGES IN NET ASSETS
===============================================================================
In thousands

                                                                                Year
                                                                               Ended
                                                                            12/31/02           12/31/01
  INCREASE (DECREASE) IN NET ASSETS
  Operations
    Net investment income                                              $     134,384      $     128,634
    Net realized gain (loss)                                                  (1,451)             4,721
    Change in net unrealized gain or loss                                     43,007            (23,680)
                                                                       --------------------------------
    Increase (decrease) in net assets from operations                        175,940            109,675
                                                                       --------------------------------
  Distributions to shareholders
    Net investment income                                                   (134,384)          (127,297)
    Net realized gain                                                             --             (4,614)
    Tax return of capital                                                         --            (17,707)
                                                                       --------------------------------
    Decrease in net assets from distributions                               (134,384)          (149,618)
                                                                       --------------------------------

  Capital share transactions *
    Shares sold                                                              764,670            626,448
    Distributions reinvested                                                 124,519            138,387
    Shares redeemed                                                         (682,723)          (731,440)
                                                                       --------------------------------
    Increase (decrease) in net assets from capital
    share transactions                                                       206,466             33,395
                                                                       --------------------------------
  NET ASSETS
  Increase (decrease) during period                                          248,022             (6,548)
  Beginning of period                                                      2,464,740          2,471,288
                                                                       --------------------------------
  END OF PERIOD                                                        $   2,712,762      $   2,464,740
                                                                       ================================
*Share information
    Shares sold                                                               72,313             58,203
    Distributions reinvested                                                  11,751             12,882
    Shares redeemed                                                          (64,526)           (68,033)
                                                                       --------------------------------
    Increase (decrease) in shares outstanding                                 19,538              3,052

    The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
================================================================================
In thousands

                                                                         Year
                                                                        Ended
                                                                     12/31/02            12/31/01

 INCREASE (DECREASE) IN NET ASSETS
 Operations
   Net investment income                                        $         594         $     1,453
   Net realized gain (loss)                                            (2,018)             (1,220)
   Change in net unrealized gain or loss                               (8,407)            (16,590)
                                                                ---------------------------------
   Increase (decrease) in net assets from operations                   (9,831)            (16,357)
                                                                ---------------------------------
 Distributions to shareholders
   Net investment income                                                 (568)             (1,434)
   Net realized gain                                                       --              (1,194)
                                                                ---------------------------------
   Decrease in net assets from distributions                             (568)             (2,628)
                                                                ---------------------------------
 Capital share transactions *
   Shares sold                                                         89,618              29,002
   Distributions reinvested                                               547               2,531
   Shares redeemed                                                    (91,267)            (30,238)
                                                                ---------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                                  (1,102)              1,295
                                                                ---------------------------------
 NET ASSETS
 Increase (decrease) during period                                    (11,501)            (17,690)
 Beginning of period                                                   64,153              81,843
                                                                ---------------------------------
 END OF PERIOD                                                  $      52,652         $    64,153
                                                                =================================
*Share information
   Shares sold                                                         12,385               3,377
   Distributions reinvested                                                87                 329
   Shares redeemed                                                    (12,522)             (3,551)
                                                                ---------------------------------
   Increase (decrease) in shares outstanding                              (50)                155

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM FUNDS
================================================================================
                                                               December 31, 2002

NOTES TO FINANCIAL STATEMENTS
================================================================================

    T. Rowe Price Spectrum Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds), are three portfolios established by the corporation. Spectrum Growth and Spectrum Income Funds commenced operations on June 29, 1990, and Spectrum International Fund commenced operations on December 31, 1996.

    Each Spectrum Fund diversifies its assets within set limits among specific underlying T. Rowe Price funds (underlying Price funds). Spectrum Growth Fund seeks long-term capital appreciation and growth of income, with current income a secondary objective. Spectrum Income Fund seeks a high level of current income with moderate share price fluctuation. Spectrum International Fund seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PREPARATION The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

    VALUATION Investments in the underlying Price funds are valued at the closing net asset value per share of each underlying fund on the day of valuation.

    Assets for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

    DISTRIBUTIONS Income and gain distributions from the underlying Price funds and distributions to the Spectrum Funds' shareholders are recorded on the exdividend date.

    OTHER Income is recorded on the accrual basis. Purchases and sales of the underlying Price funds are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis.

T. ROWE PRICE SPECTRUM FUNDS
================================================================================

NOTE 2 - INVESTMENTS IN UNDERLYING PRICE FUNDS

    Purchases and sales of the underlying Price funds for the year ended December 31, 2002, were as follows:

================================================================================================
                                               GROWTH                INCOME        INTERNATIONAL
                                                 FUND                  FUND                 FUND
Purchases                             $    79,194,000       $   582,619,000       $   55,530,000

Sales                                     234,018,000           367,191,000           56,607,000

NOTE 3 - FEDERAL INCOME TAXES

    No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

    Distributions during the year ended December 31, 2002 were characterized as follows for tax purposes:

================================================================================================
                                               GROWTH                INCOME        INTERNATIONAL
                                                 FUND                  FUND                 FUND
Ordinary income                       $    12,385,000       $   134,384,000       $      568,000

Long-term capital gain                     10,837,000                    --                   --
                                      ----------------------------------------------------------

Total distributions                   $    23,222,000       $   134,384,000       $      568,000
                                      ==========================================================

    At December 31, 2002, the tax-basis components of net assets were as follows:

================================================================================================
                                               GROWTH                INCOME        INTERNATIONAL
                                                 FUND                  FUND                 FUND
Unrealized appreciation               $    35,651,000       $    94,338,000       $      118,000

Unrealized depreciation                  (261,393,000)         (160,334,000)         (33,877,000)
                                      ----------------------------------------------------------
Net unrealized appreciation
(depreciation)                           (225,742,000)          (65,996,000)         (33,759,000)

Undistributed ordinary income               1,310,000           (11,365,000)              43,000

Capital loss carryforwards                (48,512,000)             (448,000)          (2,963,000)

Paid-in capital                         2,011,863,000         2,790,571,000           89,331,000
                                      ----------------------------------------------------------

Net assets                            $ 1,738,919,000       $ 2,712,762,000       $   52,652,000
                                      ==========================================================

T. ROWE PRICE SPECTRUM FUNDS
================================================================================

    Pursuant to federal income tax regulations applicable to investment companies, each fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, realized losses reflected in the accompanying financial statements, in the amount of $6,128,000 for Spectrum Growth Fund, $1,355,000 for Spectrum Income Fund, and $458,000 for Spectrum International Fund, will not be recognized for tax purposes until 2003. Each fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, Spectrum Growth Fund had $48,512,000 of capital loss carryforwards that expire in 2010. As of December 31, 2002, Spectrum Income Fund had $448,000 of capital loss carryforwards that expire in 2010. As of December 31, 2002, Spectrum International Fund had $1,122,000 of capital loss carryforwards that expire in 2009, and $1,841,000 that expire in 2010.

    For the year ended December 31, 2002, Spectrum Growth Fund and Spectrum Income Fund recorded the following permanent reclassifications, which had no effect on results of operations or net assets.

======================================================================================
                                                              GROWTH            INCOME
                                                                FUND              FUND
Undistributed net investment income                      $  (360,000)      $   180,000

Undistributed net realized gain                              360,000           240,000

Paid-in-capital                                                   --          (420,000)

    At December 31, 2002, the cost of investments for federal income tax purposes was $1,964,650,000 for Growth Fund, $2,777,190,000 for Income Fund, and $86,411,000 for International Fund.

NOTE 4 - RELATED PARTIES

    T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc., is the investment manager for Spectrum Growth and Spectrum Income Funds, and also serves as manager for the domestic underlying Price funds. T. Rowe Price International, Inc. (Price International), wholly owned by Price Associates, is the investment manager for Spectrum International Fund, and also serves as manager for the international underlying Price funds. Price Associates and its wholly owned subsidiaries provide transfer and dividend disbursing agent, accounting, shareholder servicing, administrative, marketing, and certain other services to the Spectrum Funds. Certain officers

T. ROWE PRICE SPECTRUM FUNDS
================================================================================

    and directors of the Spectrum Funds are also officers and directors of Price Associates and its subsidiaries, and the underlying Price funds.

    The Spectrum Funds pay no management fees; however, Price Associates and Price International receive management fees for managing the underlying Price funds. The Spectrum Funds recognize no expenses, pursuant to the investment management and special servicing agreements between and among the corporation, the underlying Price funds, Price Associates, and, in the case of Spectrum International, Price International. Pursuant to these agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Therefore, each Spectrum Fund operates at a zero expense ratio. However, each Spectrum Fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

    The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the Spectrum Funds may represent a significant portion of an underlying Price fund's net assets. At December 31, 2002, Spectrum Growth Fund and International Fund each held less than 25% of the outstanding shares of any underlying Price fund; Spectrum Income Fund held approximately 47.2% of the outstanding shares of International Bond Fund, 45.4% of the Emerging Markets Bond Fund, 38.8% of the U.S. Treasury Long-Term Bond Fund,
    34.0% of the New Income Fund, and 31.9% of the High Yield Fund.

    Additionally, Spectrum Income Fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Shareholder servicing costs associated with each college savings plan are allocated to Spectrum Income Fund in proportion to the average daily value of its shares owned by the college savings plan and, in turn, are borne by the underlying Price funds in accordance with the terms of the investment management and special servicing agreements. At December 31, 2002, approximately 5.0% of the outstanding shares of Spectrum Income Fund were held by the college savings plans.

T. ROWE PRICE SPECTRUM FUNDS
===============================================================================

REPORT OF INDEPENDENT ACCOUNTANTS
===============================================================================

TO THE BOARD OF DIRECTORS OF T. ROWE PRICE SPECTRUM FUND, INC. AND SHAREHOLDERS OF SPECTRUM GROWTH FUND, SPECTRUM INCOME FUND AND SPECTRUM INTERNATIONAL FUND

    In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial high-lights present fairly, in all material respects, the financial position of Spectrum Growth Fund, Spectrum Income Fund and Spectrum International Fund (the portfolios comprising T. Rowe Price Spectrum Fund, Inc., hereafter referred to as the "Funds") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards gen- erally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta- tion. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

    PricewaterhouseCoopers LLP
    Baltimore, Maryland
    January 21, 2003

T. ROWE PRICE SPECTRUM FUNDS
================================================================================

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/02
================================================================================

    We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

    The funds' distributions included capital gain amounts as follows:

                                  GROWTH       INCOME     INTERNATIONAL
                                    FUND         FUND              FUND
Short-term gains             $        --     $179,000         $      --
Long-term 20% rate gains      10,837,000           --                --

    For corporate shareholders, $8,830,000 of the Spectrum Growth's and $10,145,000 of the Spectrum Income's destributed income and short-term capital gains qualified for the dividends-received deduction.
================================================================================

T. ROWE PRICE SPECTRUM FUNDS
================================================================================

ABOUT THE FUNDS' DIRECTORS AND OFFICERS
================================================================================

Your funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the funds' officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

INDEPENDENT DIRECTORS

NAME
(DATE OF BIRTH)           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*             DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
-----------------------------------------------------------------------------
Anthony W. Deering        Director, Chairman of the Board, President, and
(1/28/45)                 Chief Executive Officer, The Rouse Company, real
2001                      estate developers
-----------------------------------------------------------------------------
Donald W. Dick, Jr.       Principal, EuroCapital Advisors, LLC, an
(1/27/43)                 acquisition and management advisory firm
1999
-----------------------------------------------------------------------------
David K. Fagin            Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                  Golden Star Resources Ltd., and Canyon Resources
1999                      Corp. (5/00 to present); Chairman and President,
                          Nye Corp.
-----------------------------------------------------------------------------
F. Pierce Linaweaver      President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                 consulting environmental and civil engineers
2001
-----------------------------------------------------------------------------
Hanne M. Merriman         Retail Business Consultant; Director, Ann Taylor
(11/16/41)                Stores Corp., Ameren Corp., Finlay Enterprises,
1999                      Inc., The Rouse Company, and US Airways Group, Inc.
-----------------------------------------------------------------------------
John G. Schreiber         Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                a real estate investment company; Senior Advisor
2001                      and Partner, Blackstone Real Estate Advisors, L.P.;
                          Director, AMLI Residential Properties Trust, Host
                          Marriott Corp., and The Rouse Company
-----------------------------------------------------------------------------
Hubert D. Vos             Owner/President, Stonington Capital Corp., a
(8/2/33)                  private investment company
1999
-----------------------------------------------------------------------------

* Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE SPECTRUM FUNDS
================================================================================

INDEPENDENT DIRECTORS (CONTINUED)

NAME
(DATE OF BIRTH)           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*             DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
-----------------------------------------------------------------------------
Paul M. Wythes            Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                 capital limited partnership, providing equity
1999                      capital to young high-technology com-panies
                          throughout the United States; Director, Teltone
                          Corp.
-----------------------------------------------------------------------------

* Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

INSIDE DIRECTORS

NAME
(DATE OF BIRTH)
YEAR ELECTED**
[NUMBER OF T. ROWE PRICE  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
PORTFOLIOS OVERSEEN]      DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
-----------------------------------------------------------------------------
James A.C. Kennedy        Director and Vice President, T. Rowe Price and T.
(8/15/53)                 Rowe Price Group, Inc.
2001
[37]
-----------------------------------------------------------------------------
James S. Riepe            Director and Vice President, T. Rowe Price; Vice
(6/25/43)                 Chairman of the Board, Director, and Vice
1990                      President, T. Rowe Price Group, Inc.; Chairman of
[105]                     the Board and Director, T. Rowe Price Global Asset
                          Management Limited, T. Rowe Price Investment
                          Services, Inc., T. Rowe Price Retirement Plan
                          Services, Inc., and T. Rowe Price Services, Inc.;
                          Chairman of the Board, Director, President, and
                          Trust Officer, T. Rowe Price Trust Company;
                          Director, T. Rowe Price International, Inc., and T.
                          Rowe Price Global Investment Services Limited;
                          Chairman of the Board, Spectrum Funds
-----------------------------------------------------------------------------
M. David Testa            Chief Investment Officer, Director, and Vice
(4/22/44)                 President, T. Rowe Price; Vice Chairman of the
1999                      Board, Chief Investment Officer, Director, and Vice
[105]                     President, T. Rowe Price Group, Inc.; Director, T.
                          Rowe Price Global Asset Management Limited, T. Rowe
                          Price Global Investment Services Limited, and T.
                          Rowe Price International, Inc.; Director and Vice
                          President, T. Rowe Price Trust Company; Vice
                          President, Spectrum Funds
-----------------------------------------------------------------------------

** Each inside director serves until the election of a successor.

T. ROWE PRICE SPECTRUM FUNDS
================================================================================

OFFICERS

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                       PRINCIPAL OCCUPATION(S)
-------------------------------------------------------------------------------------------------
Stephen W. Boesel (12/28/44)                   Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, Spectrum Funds       Group, Inc., and T.Rowe Price Trust Company
-------------------------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)                   Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Spectrum Funds                      Group, Inc., and T. Rowe Price Investment
                                               Services, Inc.
-------------------------------------------------------------------------------------------------
John R.Ford (11/25/57)                         Vice President, T. Rowe Price and T. Rowe Price
Vice President, Spectrum Funds                 Group, Inc.; Director, Chief Investment Officer,
                                               and Vice President, T. Rowe Price International,
                                               Inc.
-------------------------------------------------------------------------------------------------
Gregory S. Golczewski (1/15/66)                Assistant Vice President, T. Rowe Price
Assistant Vice President, Spectrum Funds
-------------------------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)                    Director and Vice President, T. Rowe Price
Vice President, Spectrum Funds                 Group, Inc., T. Rowe Price Investment Services,
                                               Inc., T. Rowe Price Services, Inc., and T. Rowe
                                               Price Trust Company; Vice President, T. Rowe
                                               Price, T. Rowe Price International, Inc., and
                                               T. Rowe Price Retirement Plan Services, Inc.
-------------------------------------------------------------------------------------------------
John H. Laporte (7/26/45)                      Vice President, T. Rowe Price; Vice President
Vice President, Spectrum Funds                 and Director, T. Rowe Price Group, Inc.
-------------------------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)                  Assistant Vice President, T. Rowe Price and
Secretary, Spectrum Funds                      T. Rowe Price Investment Services, Inc.
-------------------------------------------------------------------------------------------------
David S. Middleton (1/18/56)                   Vice President, T. Rowe Price, T. Rowe Price
Controller, Spectrum Funds                     Group, Inc., and T. Rowe Price Trust Company
-------------------------------------------------------------------------------------------------
George A. Murnaghan (5/1/56)                   Vice President, T. Rowe Price, T. Rowe Price
Vice President, Spectrum Funds                 Group, Inc., T. Rowe Price International, Inc.,
                                               T.Rowe Price Investment Services, Inc., and
                                               T.Rowe Price Trust Company
-------------------------------------------------------------------------------------------------
Edmund M. Notzon III (10/1/45)                 Vice President, T. Rowe Price, T. Rowe Price
President, Spectrum Funds                      Group, Inc., T. Rowe Price Investment Services,
                                               Inc., and T. Rowe Price Trust Company
-------------------------------------------------------------------------------------------------
William T.Reynolds (5/26/48)                   Director and Vice President. T.Rowe Price and
Vice President, Spectrum Funds                 T.Rowe Price Group, Inc.
-------------------------------------------------------------------------------------------------

   Unless otherwise noted, officers have been employees of T. Rowe Price or
   T. Rowe Price International for at least five years.

T. ROWE PRICE SPECTRUM FUNDS
================================================================================

OFFICERS (CONTINUED)

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                       PRINCIPAL OCCUPATION(S)
-------------------------------------------------------------------------------------------------
Brian C. Rogers (6/27/55)                      Director and Vice President, T. Rowe Price
Vice President, Spectrum Funds                 Group, Inc.; Vice President, T. Rowe Price and
                                               T.Rowe Price Trust Company
-------------------------------------------------------------------------------------------------
David J.L. Warren (4/14/57)                    Vice President, T. Rowe Price, and T. Rowe Price
Vice President, Spectrum Funds                 Group, Inc.; Chief Executive Officer, Director,
                                               and President, T.Rowe Price International, Inc.;
                                               Director, T. Rowe Price Global Asset
                                               Management Limited
-------------------------------------------------------------------------------------------------

   Unless otherwise noted, officers have been employees of T. Rowe Price or
   T. Rowe Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
================================================================================

    INVESTMENT SERVICES AND INFORMATION

    KNOWLEDGEABLE SERVICE REPRESENTATIVES

         BY PHONE 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

         IN PERSON. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

    ACCOUNT SERVICES

         AUTOMATED 24-HOUR SERVICES INCLUDING TELE*ACCESS(R) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

         AUTOMATIC INVESTING. From your bank account or paycheck.

         AUTOMATIC WITHDRAWAL. Scheduled, automatic redemptions.

         IRA REBALANCING. Ensuring that your accounts reflect your desired asset allocation.

    BROKERAGE SERVICES *

         INDIVIDUAL INVESTMENTS. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

    INVESTMENTINFORMATION

         CONSOLIDATED STATEMENT. Overview of all of your accounts.

         SHAREHOLDER REPORTS. Manager reviews of their strategies and results.

         T. ROWE PRICE REPORT. Quarterly investment newsletter.

         PERFORMANCE UPDATE. Quarterly review of all T. Rowe Price fund results.

         INSIGHTS. Educational reports on investment strategies and markets.

         INVESTMENT GUIDES. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

       * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE PLANNING TOOLS AND SERVICES
================================================================================

    T. ROWE PRICE RETIREMENT SERVICES

         T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

         PLANNING TOOLS AND SERVICES
         ----------------------------------------------------------------------

         T. ROWE PRICE(R) RETIREMENT INCOME MANAGER* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

         RETIREMENT INCOME CALCULATOR. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

         ROLLOVER INVESTMENT SERVICE* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

         IRA REBALANCING SERVICE. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

         QUALITY INFORMATION. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

         INVESTMENT VEHICLES
         ----------------------------------------------------------------------

         INDIVIDUAL RETIREMENT ACCOUNTS (IRAs)
         NO-LOAD VARIABLE ANNUITIES
         SMALL BUSINESS RETIREMENT PLANS

       * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE WEB SERVICES
================================================================================

    www.troweprice.com

         ACCOUNT INFORMATION
         ----------------------------------------------------------------------

         ACCOUNT ACCESS allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

         ACCOUNTMINDER is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

         FINANCIAL TOOLS AND CALCULATORS
         ----------------------------------------------------------------------

         COLLEGE INVESTMENT CALCULATOR. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

         MORNINGSTAR(R) PORTFOLIO TRACKER(SM). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

         INVESTMENT STRATEGY PLANNER. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

         RETIREMENT INCOME CALCULATOR. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

         INVESTMENT TRACKING AND INFORMATION
         ----------------------------------------------------------------------

         MY TRP E-UPDATES. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

         MORNINGSTAR(R) PORTFOLIO WATCHLIST(SM). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

         MORNINGSTAR(R) PORTFOLIO X-RAY(SM). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.

T. ROWE PRICE COLLEGE PLANNING
================================================================================

    COLLEGE PLANNING

         With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

         T. ROWE PRICE COLLEGE SAVINGS PLAN. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help fami-lies prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

         We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

         EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the pro-ceeds are used for qualifying educational expenses.

         COLLEGE INVESTMENT CALCULATOR. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

         COLLEGE PLANNING BASICS. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.

T. ROWE PRICE ADVISORY SERVICES
================================================================================

    ADVISORY SERVICES

         If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

         THE T. ROWE PRICE(R) RETIREMENT INCOME MANAGER* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

         ROLLOVER INVESTMENT SERVICE* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

         T. ROWE PRICE INVESTMENT CHECKUP(R) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

         RETIREMENT INCOME CALCULATOR. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

         MORNINGSTAR(R) CLEAR FUTURE(SM) GUIDANCE. This unique retirement plan-ning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

        *Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE BROKERAGE SERVICES
================================================================================

    BROKERAGE SERVICES
    T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

         T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

         BROKERAGE ADVANTAGE. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. Brokerage Advantage clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

         MUTUAL FUND GATEWAY. This service lets you invest in more than 100 prominent no-load fund families using a single account.

         MARGIN AND OPTIONS TRADING for qualified investors.

         ONLINE ACCOUNT ACCESS. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of $19.95 on stock trades.*

         TELE-TRADER. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

         ONLINE RESEARCH AND NEWS.** Company news, stock information, and interactive charting available 24 hours a day, provided by Thomson Financial Services.

       * $19.95 per trade for up to 1,000 shares, plus $0.02 per share thereafter.

      ** The information provided through these services is prepared by independent investment research companies that are not affiliated with
         T. Rowe Price. While the information provided is deemed reliable, neither T.Rowe Price Brokerage nor the information providers guarantee the accuracy or com- pleteness of the information or make any warranties with regard to the results obtained from its use.

T. ROWE PRICE MUTUAL FUNDS
================================================================================

STOCK FUNDS
---------------------------------------

DOMESTIC

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*[dagger]
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
---------------------------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS
---------------------------------------

DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS[dagger][dagger]
---------------------------------------

TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
---------------------------------------

STOCK

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery[dagger]
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International

BOND

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

               * T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T.Rowe Price Advisor Class funds, contact your financial professional or T.Rowe Price at 1-877-804-2315.

        [dagger]  Closed to new investors.

[dagger][dagger]  Investments in the funds are not insured or guaranteed by the
                  FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

                                         T. Rowe Price Investment Services, Inc.
[LOGO OF T.ROWEPRICE](R)                 100 East Pratt Street
INVEST WITH CONFIDENCE                   Baltimore, MD 21202